EXHIBIT 10.1
                                                                    ------------


                          MORTGAGE ASSIGNMENT AGREEMENT


         THIS MORTGAGE ASSIGNMENT AGREEMENT ("Agreement") is made as of March 17, 1997 by and between Webster Bank ("Assignor"), a federal savings bank, and Webster Preferred Capital Corporation ("Assignee"), a Connecticut corporation and an operating subsidiary of Assignor.


                                   WITNESSETH:

         WHEREAS, Assignor is presently the holder of a portfolio of residential mortgage loans that includes certain promissory notes (the "Promissory Notes") secured by first mortgages and deeds of trust (the "Mortgages") on residential properties (the "Mortgage Portfolio"); and

         WHEREAS, Assignor has agreed to transfer, convey and assign to Assignee all of its right, title and interest in and to the Mortgage Portfolio, and Assignee has agreed to assume all of Assignor's obligations pursuant to the terms of the Mortgages and the Promissory Notes.

         NOW, THEREFORE, for and in consideration of the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.   ASSIGNMENT
              ----------

         Assignor hereby transfers, conveys and assigns to Assignee all of Assignor's right, title, and interest in and to the Mortgage Portfolio, including all right, title and interest in all moneys due or which are to become due upon the Promissory Notes, and any rights or claims existing with regard to the Mortgage Portfolio.

         Assignee acknowledges receipt of the Mortgage Portfolio, together with all other necessary and relevant documents required by Assignee to perform the obligations of the Assignor with respect to the Mortgages and Promissory Notes or to enforce the performance of the obligations of any other parties to the Mortgages and Promissory Notes.

         2.   ASSUMPTION OF THE MORTGAGE PORTFOLIO
              ------------------------------------

         Assignee hereby assumes all of the liabilities and agrees to perform all of the obligations of the Assignor with respect to the Mortgages and the Promissory Notes included in the Mortgage Portfolio.

         3.   REPRESENTATIONS OF THE ASSIGNOR
              -------------------------------

         Assignor, for the purpose of inducing the Assignee to accept this Assignment, hereby makes the following representations regarding the Mortgages and Promissory Notes:

         A. Each of the Mortgages and the Promissory Notes listed on Exhibit A represent valid and duly executed and recorded Mortgages on real property, and valid and duly executed Promissory Notes, each of which has been duly authorized by all necessary actions on the part of the parties thereto, and each of which is a legal, valid and binding obligation of each party thereto, enforceable against the parties in accordance with their respective terms subject to the provisions of bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditor's  rights  generally  from  time to time in  effect,  and equitable principles relating to the granting of specific enforcement and other equitable remedies as a matter of judicial discretion, to which no other party has any right, title or interest; and

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         B.   That no defense,  offset, or counterclaim thereto exists; and that no agreement has been made under which the mortgagors may claim any deduction, or discount, with respect to the Promissory Notes except as otherwise stated in Exhibit A; and

         C. That said Mortgages are not subject to any assignment, claim, lien, security interest or other encumbrance other than the assignment granted hereby and such Mortgages and Promissory Notes have not been sold, assigned, transferred or pledged; and that no party other than Assignee will have right, title or interest in the Mortgage Portfolio; and

         D. That Assignor will take no action that would impede or interfere with the Assignee's right, title and interest in the Mortgage Portfolio regardless of the fact that (except as otherwise required by Assignee) the public records will continue to reflect the Assignor as holding legal title to the Mortgages and Promissory Notes included as part of the Mortgage Portfolio.

         4.   PROVISION OF MORTGAGE ASSIGNMENTS
              ---------------------------------

         This Agreement provides for the transfer of all rights, title and interest in each Mortgage and Promissory Note in the Mortgage Portfolio. Assignor agrees that if it ever becomes necessary or desirable, as determined by Assignee in its sole discretion, to execute individual assignments with respect to any or all of the Mortgages or assignments of mortgage evidencing the assignment of multiple mortgages (hereafter "Assignments"), Assignor will execute such Assignments which can be recorded at the appropriate registry of deeds, clerk's office or other governmental authority.

         5.   DISCHARGE OF MORTGAGES
              ----------------------

         Assignor agrees to execute, when Assignee determines it to be required pursuant to the terms of any Mortgage or Promissory Note, a validly executed partial or complete Discharge of Mortgage ("Discharge") which can be recorded at the appropriate registry of deeds, clerk's office or other governmental authority.

         6.   RELEASE OF MORTGAGES
              --------------------

         Assignor agrees to execute, at the request of Assignee, a partial or complete Release of Mortgage ("Release"), with respect to any or all of the Mortgages included in the Mortgage Portfolio which can be recorded at the appropriate registry of deeds, clerk's office or other governmental authority.

         7.   ASSIGNEE TO INDEMNIFY ASSIGNOR
              ------------------------------

         Assignee agrees that Assignor shall in no way be liable for any act or omission on Assignee's part that results in liability to a mortgagor; and assignee agrees to indemnify Assignor for any liability that results to Assignor on behalf of an act or omission by Assignee.

         8.   FURTHER ASSURANCES
              ------------------

         Assignor and Assignee will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.

         9.   DUE EXECUTION; VALIDITY
              -----------------------

         Each party hereto represents and warrants to the other party that the execution, delivery and performance by such party of its obligations under this Agreement have been duly authorized by all necessary action on its part; and that this Agreement is a legal, valid and binding obligation of such party, enforceable against it in accordance with its terms subject to the provisions of bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditor's rights generally from time to time in effect, and equitable principles relating to the granting of specific enforcement and other equitable remedies as a matter of judicial discretion.


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         10.  BINDING NATURE; GOVERNING LAW
              -----------------------------

         This Agreement inures to the benefit of, and will be binding upon the respective successors and permitted assigns of the parties hereto and be governed by, and construed in accordance with, the laws of the State of Connecticut. This Agreement sets forth the final and entire understanding of the parties with respect to its subject matter, and cannot be changed, waived or terminated without the prior written consent of the parties hereto.

         11.  SEVERABILITY
              ------------

         If any part, parcel or provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or illegal, each and every other part, parcel and provision of this Agreement which is not held to be invalid, void or illegal shall continue in force and effect and shall not be affected by such court determination.

         12.  ENTIRE AGREEMENT
              ----------------

         This Agreement represents the entire agreement between Assignor and Assignee, and no oral representation, promise or inducement made prior to the execution of the Agreement shall be valid or binding upon either party. This Agreement may not be amended or assigned without the prior written consent of both parties.

         13.  NOTICES
              -------

         All notices under this Agreement which are required to be in writing shall be deemed to have been properly given if served by personal delivery or sending same by overnight courier or by certified or registered mail, postage prepaid, or by telecopier to the address or telecopier number set forth below:

If to Assignor:            Webster Bank
                           Webster Plaza
                           Waterbury, CT   06702

If to Assignee:            Webster Preferred Capital Corporation
                           Webster Plaza
                           Waterbury, CT   06702

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as the date first set forth above.


                                       WEBSTER BANK


                                       By:    /s/ Ross M. Strickland
                                              ----------------------------------
                                       Name:  Ross M. Strickland
                                       Title: Executive Vice President



                                       WEBSTER PREFERRED CAPITAL CORPORATION


                                       By:    /s/ John V. Brennan
                                              ----------------------------------
                                       Name:  John V. Brennan
                                       Title: President



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                                    EXHIBIT A
                                    ---------




                        See attached mortgage portfolio.














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